                                                                     Exhibit 4.3

                             AGREEMENT OF AMENDMENT

         AGREEMENT OF AMENDMENT dated as of October 25, 1996 is made by and among Balanced Care Corporation ("BCC"), and certain of the persons listed on Attachment I hereto who have executed a counterpart to this Agreement of Amendment.

         WHEREAS, BCC and certain Investors consummated the purchase and sale of 2,460,877 shares (the "Initial Shares") of BCC's Series B Stock, $.001 par value (the "Series B Stock"), and the granting of options to purchase up to an additional 2,460,873 shares of Series B Stock as of September 20, 1996 (the "Initial Sale");

         WHEREAS, in connection with the Initial Sale, BCC and certain Investors entered into a Series B Stock Purchase Agreement dated as of September 20, 1996 (the "Stock Purchase Agreement"), and BCC, the Investors listed in Schedule 1.1 to the Stock Purchase Agreement, the Series A Holder and certain Common Stockholders entered into a Registration Rights Agreement (the "Registration Rights Agreement") and BCC, certain Securityholders and certain Purchasers entered into a Stock Restriction Agreement (the "Stock Restriction Agreement"), each dated as of September 20, 1996;

         WHEREAS, BCC wishes to sell to RS Pacific Venture L.P., Mal Serure, Stanley Cayre, Frieda Cayre as Trustee for the trusts of Jack S. Cayre, Amin Cayre, David Cayre and Robert Cayre (collectively the "Additional Investors"), and HCO Partners IV-BCC and the Additional Investors and HCO Partners IV-BCC wish to purchase an aggregate of 264,000 shares of Series B Stock and obtain an option to purchase up to an additional 264,000 shares of Series B Stock (the "Additional Shares") on substantially the same terms and conditions as the Initial Sale;

         WHEREAS, the Additional Shares cause the total number of shares of Series B Stock which BCC wishes to sell and the total number of options to purchase additional shares of Series B Stock to exceed the 2,460,877 shares of Series B Stock and the 2,460,873 options contemplated by the Stock Purchase Agreement;

         WHEREAS, the Stock Purchase Agreement contemplated that the consummation of the sale and purchase of the Series B Stock would take place at three (3) closings and the sale and purchase of the Series B Stock will now include a fourth (4th) closing (the "Additional Closing");

         WHEREAS, the sale of the Additional Shares to the Additional Investors and HCO Partners III and the Additional Closing will further the interests of BCC and BCC's existing stockholders as stockholders of BCC; and

         WHEREAS, in order to effect the purchase and sale of the Additional Shares by the Additional Investors and the Additional Closing, the parties hereto desire to amend certain of the terms of the Stock Purchase Agreement, the Registration Rights Agreement and the Stock Restriction Agreement;

         NOW, THEREFORE, consideration of the premises and the mutual covenants contained in this Agreement, the parties agree as set forth below.

A. AMENDMENTS TO STOCK PURCHASE AGREEMENT. The Stock Purchase Agreement is hereby amended as follows:

         1. Each of the Additional Investors is deemed to be an "Investor" for all purposes under the Stock Purchase Agreement, as amended.

         2. The first sentence of the first paragraph on page one (1) is amended by inserting the phrase "and amended on October __, 1996" immediately after the phrase "dated as of September 20, 1996".

         3. The second paragraph on page one (1) is amended by (a) deleting the number "2,460,875" in the seventh (7th) line and inserting in lieu thereof the number "2,504,877" and (b) deleting the number "2,460,875" in the eight (8th) line and inserting in lieu thereof the number "2,504,873."

         4. The first paragraph of Section 1.3 is amended to read in its entirety as follows:

                  "1.3 Closings. The consummation of the purchase and sale of the Purchased Shares shall take place at four closings (each a "Closing" and, collectively, the "Closings"). The first such Closing (the "First Closing") shall take place on the date specified on Schedule 1.3 hereto under the heading "First Closing", the second such closing (the "Second Closing") shall take place on the date specified on Schedule
                  1.3 hereto under the heading "Second Closing". The third closing (the "Third Closing") shall take place on the date specified on Schedule 1.3 hereto under the heading "Third Closing". The fourth closing (the "Fourth Closing") shall take place on or before the day that is 30 days following the Third Closing. The date of any Closing shall be referred to herein as a "Closing Date." Each Closing shall take place at the offices of Kirkpatrick & Lockhart LLP, 1500 Oliver Building, Pittsburgh, Pennsylvania, or at such other time, date or place as the parties agree."

         5. The second paragraph of Section 1.3 is deleted in its entirety.

         6. The first sentence of Section 3.2(a) is amended by deleting the number "4,921,750" and inserting in lieu thereof the number "5,009,750".

         7. The fourth line of Section 5.1(f)(ii)(B) is amended by inserting the phrase "the Agreement of Amendment dated as of October __, 1996 by and among BCC and the Investors (the "Agreement of Amendment") immediately after the phrase "Stock Restriction Agreement".


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         8. The eighth line of Section 5. 1(f)(ii)(B) is amended by inserting the phrase "and the Agreement of Amendment" immediately after the phrase "the Stock Restriction Agreement".

         9. Section 5.l(f)(ii)(D) is amended by inserting the phrase "the Agreement of Amendment," immediately after the phrase "the Stock Restriction Agreement,".

         10. Section 5.1(j) is amended by inserting the phrase "and the Agreement of Amendment has been executed by holders of a majority of the shares of the Series B Stock" immediately after the phrase "each of the parties named therein".

         11. Section 6.1(i)(C) is amended by inserting the phrase "or its affiliates" immediately after the phrase "Meditrust Mortgage Investments, Inc."

         12. Schedule 1.1 to the Stock Purchase Agreement shall read in its entirety as set forth in Attachment I to this Agreement.

         13. Schedule 1.3 to the Stock Purchase Agreement shall read in its entirety as set forth in Attachment II to this Agreement.

         14. Exhibit A to the Stock Purchase Agreement shall read in its entirety as set forth in Attachment III to this Agreement.

B. AMENDMENTS TO THE REGISTRATION RIGHTS AGREEMENT. The Registration Rights Agreement is hereby amended as follows:

         1. Each of the Additional Investors is deemed to be an "Investor" for all purposes under the Registration Rights Agreement, as amended.

         2. The first sentence of the first paragraph is amended by (a) inserting the phrase "and amended on October __, 1996" after "made as of September 20, 1996" and (b) deleting the phrase "the date hereof" and inserting in lieu thereof the phrase "September 20, 1996, as amended October __, 1996".

         3. The seventh line of the definition of "Common Shares" in Section 1 is amended by inserting the phrase "or its affiliates" immediately after the phrase "issuable to Meditrust".

C. AMENDMENTS TO THE STOCK RESTRICTION AGREEMENT. The Stock Restriction Agreement is hereby amended as follows:

         1. Each of the Additional Investors is deemed to be a "Purchaser" for all purposes under the Stock Restriction Agreement, as amended.



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         2. The first paragraph on page one (1) is amended by inserting the phrase "and amended on October __, 1996" after "made as of the 20th day of September 1996".

         3. The third paragraph on page one (1) is amended by (a) deleting the number "4,921,750" and inserting in lieu thereof the number "5,009,750" and (b) deleting the phrase "the date hereof," and inserting in lieu thereof the phrase "as of September 20, 1996, as amended October __, 1996".

         By their execution of this Agreement of Amendment, the Additional Investors are made parties to, and agree to be bound by the terms and provisions of, the Stock Purchase Agreement, the Registration Rights Agreement and the Stock Restriction Agreement, each as amended by this Agreement of Amendment. In addition, by their execution of this Agreement of Amendment, each Additional Investor represents and warrants that (i) it has reviewed the representations and warranties of the Investors contained in Section 2 of the Stock Purchase Agreement, (ii) that such representations and warranties are true and correct with respect to such Additional Investor and (iii) that such Additional Investor hereby makes the same representations and warranties to BCC.

         Except as amended hereby, the Stock Purchase Agreement, the Registration Rights Agreement and the Stock Restriction Agreement shall remain in full force and effect.

         Except as the context may otherwise require, capitalized terms used herein and not defined herein shall have the meaning ascribed to such term in the agreement with respect to which the term is used.

         By their execution of this Agreement of Amendment, each of the parties hereto hereby waive any and all preemptive rights, rights of first refusal or other rights to purchase capital stock of BCC in connection with BCC's sale of the Additional Shares or the conversion of any shares of Series B Stock, including without limitation those rights set forth in Section 6 of the Stock Purchase Agreement.

         This Agreement of Amendment may be signed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                     [Signature pages follow immediately.]



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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement of
Amendment as of the day and year first above written.

                                 BALANCED CARE CORPORATION

                                 By /s/ Brad E. Hollinger
                                    -----------------------------------
                                    Brad E. Hollinger, Chairman and CEO



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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement of
Amendment as of the day and year first above written.

                                   INVESTORS:

                                   OMEGA VENTURES II, L.P.
                                   By: Omega Ventures II Management, L.L.C.
                                       Its General Partner

                                       By: /s/ Michael J. Stark
                                           ---------------------------------
                                        Authorized Signatory

                                   OMEGA VENTURES II CAYMAN, L.P.
                                   By: Omega Ventures II Management, L.L.C.
                                       Its Administrative General Partner

                                       By: /s/ Michael J. Stark
                                           ---------------------------------
                                        Authorized Signatory

                                   CROSSOVER FUND II, L.P.

                                   By: Crossover Investment Management, L.L.C.
                                       Its General Partner

                                       By: /s/ Michael J. Stark
                                           ---------------------------------
                                        Authorized Signatory

                                   CROSSOVER FUND IIA, L.P.
                                   By: Crossover Investment Management, L.L.C.
                                       Its General Partner

                                       By: /s/ Michael J. Stark
                                           ---------------------------------
                                        Authorized Signatory



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                                       BAYVIEW INVESTORS, LTD.

                                       By: Robertson, Stephens & Company
                                           Private Equity Group, L.L.C.,
                                           Its General Partner

                                       By: /s/ Michael J. Stark
                                           ---------------------------------
                                           Authorized Signatory


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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement of
Amendment as of the day and year first above written.

                                       DAVID L. GOLDSMITH AND DIANE D.
                                       GOLDSMITH, TRUSTEES,
                                       GOLDSMITH FAMILY TRUST 3/29/85

                                       By: /s/ David L. Goldsmith
                                           ------------------------
                                        David L. Goldsmith, Trustee

                                       By: /s/ Diane D. Goldsmith
                                           ------------------------
                                        Diane D. Goldsmith, Trustee



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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement of
Amendment as of the day and year first above written.

                                       BOSTON SAFE DEPOSIT AND TRUST
                                       COMPANY AS TRUSTEE FOR U S
                                       WEST PENSION TRUST

                                       By: /s/ David C. Cummings
                                           -----------------------
                                        Name:    David C. Cummings
                                        Title:   Trust Officer

                                       BOSTON SAFE DEPOSIT AND TRUST
                                       COMPANY AS TRUSTEE FOR U S
                                       WEST BENEFIT ASSURANCE TRUST

                                       By: /s/ David C. Cummings
                                           -----------------------
                                        Name:    David C. Cummings
                                        Title:   Trust Officer



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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement of
Amendment as of the day and year first above written.

                                       HCO PARTNERS IV-BCC

                                       By: /s/ F. David Carr
                                           -----------------
                                           F. David Carr
                                           Managing Partner


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



         IN WITNESS WHEREOF, the parties hereto have executed this Agreement of Amendment as of the day and year first above written.

                                       JULIET CHALLENGER, INC.

                                       By: /s/ Darlene Clarke
                                           ------------------
                                        Name:    Darlene Clarke
                                        Title:   Vice President



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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement of
Amendment as of the day and year first above written.

                                       HENRY L. HILLMAN, ELSIE HILLIARD
                                       HILLMAN AND C.G. GREFENSTETTE,
                                       TRUSTEES OF THE HENRY L. HILLMAN
                                       TRUST U/A DATED NOVEMBER 18, 1985

                                       By: /s/ C. G. Grefenstette
                                           ------------------------------
                                           Trustee:


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



         IN WITNESS WHEREOF, the parties hereto have executed this Agreement of Amendment as of the day and year first above written.

                                       THOMAS G. BIGLEY AND C.G. GREFENSTETTE,
                                       TRUSTEES UNDER AGREEMENT OF TRUST
                                       DATED 12/30/76 FOR THE CHILDREN OF
                                       JULIET LEA HILLMAN SIMONDS


                                       By: /s/ T. G. Bigley
                                           ------------------------------
                                           Trustee:

                                       By: /s/ C. G. Grefenstette
                                           ------------------------------
                                           Trustee:

                                       THOMAS G. BIGLEY AND C.G. GREFENSTETTE,
                                       TRUSTEES UNDER AGREEMENT OF TRUST
                                       DATED 12/30/76 FOR THE CHILDREN OF
                                       AUDREY HILLMAN FISHER

                                       By: /s/ T. G. Bigley
                                           ------------------------------
                                           Trustee

                                       By: /s/ C. G. Grefenstette
                                           ------------------------------
                                           Trustee

                                       THOMAS G. BIGLEY AND C.G. GREFENSTETTE,
                                       TRUSTEES UNDER AGREEMENT OF TRUST
                                       DATED 12/30/76 FOR THE CHILDREN OF
                                       WILLIAM TALBOTT HILLMAN

                                       By: /s/ T. G. Bigley
                                           ------------------------------
                                           Trustee:

                                       By: /s/ C. G. Grefenstette
                                           ------------------------------
                                           Trustee:


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

                                       THOMAS G. BIGLEY AND C.G. GREFENSTETTE,
                                       TRUSTEES UNDER AGREEMENT OF TRUST
                                       DATED 12/30/76 FOR THE CHILDREN OF HENRY
                                       L. HILLMAN, JR.

                                       By: /s/ T.G. Bigley
                                           --------------------------------
                                           Trustee:

                                       By: /s/ C.G. Grefenstette
                                           --------------------------------
                                           Trustee:


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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement of
Amendment as of the day and year first above written.

                                       DBH SEC IV, L.P.

                                       By: /s/ Howard B. Hillman
                                           --------------------------
                                           Name:    Howard B. Hillman
                                           Title:   Managing General Partner


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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement of
Amendment as of the day and year first above written.

                                       MEDITRUST MORTGAGE INVESTMENTS, INC.

                                       By: /s/ Michael S. Benjamin
                                           ---------------------------
                                           Name:   Michael S. Benjamin, Esq.
                                           Title:  Senior Vice President


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



         IN WITNESS WHEREOF, the parties hereto have executed this Agreement of Amendment as of the day and year first above written.

                                     R.S. PACIFIC VENTURE LP
                                     By:  Robertson, Stephens & Company, L.L.C.

                                     By: /s/ [Illegible]
                                         -------------------------------
                                        Authorized Signatory



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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement of
Amendment as of the day and year first above written.

                                       /s/ Mal Serure
                                       ----------------------------------
                                       Mal Serure



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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement of
Amendment as of the day and year first above written.

                                       JACK S. CAYRE IRREVOCABLE GRANTOR
                                       TRUST U/A/D/ 2/22/95

                                       By: /s/ Frieda Cayre
                                           -----------------------------
                                           Frieda Cayre, Trustee

                                       AMIN CAYRE IRREVOCABLE GRANTOR
                                       TRUST U/A/D 2/23/95

                                       By: /s/ Frieda Cayre
                                           -----------------------------
                                           Frieda Cayre, Trustee

                                       DAVID CAYRE IRREVOCABLE GRANTOR
                                       TRUST U/A/D 2/23/95

                                       By: /s/ Frieda Cayre
                                           -----------------------------
                                           Frieda Cayre, Trustee

                                       ROBERT CAYRE IRREVOCABLE GRANTOR
                                       TRUST U/A/D/ 2/23/95

                                       By: /s/ Frieda Cayre
                                           -----------------------------
                                           Frieda Cayre, Trustee


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



         IN WITNESS WHEREOF, the parties hereto have executed this Agreement of Amendment as of the day and year first above written.

                                       /s/ Stanley Cayre
                                       --------------------------------
                                       Stanley Cayre


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